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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 11, 2000 included in Allied Holdings, Inc.'s Form 10-K/A for the year ended December 31, 1999 and to all references to our firm included in this Registration Statement.


/s/ Arthur Andersen LLP

Atlanta, Georgia
November 29, 2000